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DEAN WITTER VARIABLE ANNUITY II
ISSUED BY: Northbrook Life Insurance Company, Northbrook, Illinois
        PO Box 94040, Palatine, IL 60094-4040

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OWNER(S)
Name                                             / / M   / / F      Birthdate    /    /
    --------------------------------------------                             ---  ---  ---

Address
       ----------------------------------------
              City              State       Zip   Soc. Sec. No.     -   -
                                                                ---  --  ----

Name                                             / / M   / / F      Birthdate    /    /
    --------------------------------------------                             ---  ---  ---

Address
       ----------------------------------------
              City              State       Zip   Soc. Sec. No.     -   -
                                                                ---  --  ----

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ANNUITANT
Leave blank if Annuitant is the same as
sole Owner; otherwise complete.

Name                                             / / M   / / F      Birthdate    /    /
    --------------------------------------------                             ---  ---  ---

Address
       ----------------------------------------
              City              State       Zip   Soc. Sec. No.     -   -
                                                                ---  --  ----

Relationship to Owner
                      -------------------------

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BENEFICIARY(IES)
Leave blank if Spouse of sole Owner;
otherwise complete.

Name                                    Relationship to Owner
    ----------------------------------                       ------------------------------

Name                                    Relationship to Owner
    ----------------------------------                       ------------------------------

Name                                    Relationship to Owner
    ----------------------------------                       ------------------------------


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PURCHASE PAYMENT/
PLAN OPTIONS

TOTAL PURCHASE PAYMENT    $_____________________       ENHANCED DEATH BENEFIT OPTION  / / Yes   / / No

PORTFOLIO SELECTION


/ / Money Market Portfolio           ____%             / / Income Builder Portfolio         ____%
/ / Quality Income Plus Portfolio    ____%             / / Capital Growth Portfolio         ____%
/ / High Yield Portfolio             ____%             / / European Growth Portfolio        ____%
/ / Equity Portfolio                 ____%             / / Global Div. Growth Portfolio     ____%
/ / Strategist Portfolio             ____%             / / Pacific Growth Portfolio         ____%
/ / Dividend Growth Portfolio        ____%             / / Fixed Account Portfolio          ____%
/ / Utilities Portfolio              ____%             / / Fixed Account Portfolio  (6 yr.) ____%
/ / Capital Appreciation Portfolio   ____%                                         Total    100 %
                                                                                            ----
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REPLACEMENT
INFORMATION

Will this annuity replace or change any existing annuity or life insurance?  / / Yes  / / No (If Yes, complete the following.)

Company                                                     Policy No.
        ----------------------------------------------                  ---------------------------------
Cost basis amount                                           Policy Date
                 -------------------------------------                  ---------------------------------

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TAX QUALIFIED
PLAN

/ /  Yes    / /  No   (If Yes, complete the following.)
/ / IRA Rollover    / / IRA/Year of Contribution             / /  401 (a) (pension)    / / Other
                                                 -------                                        -------------------
/ / IRA Transfer    / / SEP/Year of Contribution             / /  403 (b) (TSA)
                        (attach Form 5305)       -------                              -----------------------------

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SPECIAL INSTRUCTIONS

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SIGNATURE(S)

A copy of this enrollment signed by the Account Executive will be the receipt for the first purchase payment.  If Northbrook Life
Insurance Company ("Northbrook") declines this enrollment, Northbrook will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief.  I agree that this enrollment shall be a part of the Certificate issued by Northbrook.  Northbrook may add to or correct the enrollment in the space provided above.  By accepting the Certificate issued, I agree to any additions or corrections to this enrollment.  Northbrook will obtain written agreement from me for any change in the investment allocation, benefits, type of plan, or birthdates.

I UNDERSTAND THAT CERTIFICATE VALUES AND INCOME PAYMENTS BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND
NOT GUARANTEED AS TO DOLLAR AMOUNT.  I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE DEAN WITTER VARIABLE ANNUITY II.

Signed at                                                       Date       /       /
          ----------------------------------------------------       -----   -----   -----
                      City                  State
Owner(s)
         ----------------------------------------------------------------------------------
Annuitant
          ---------------------------------------------------------------------------------

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ACCOUNT EXECUTIVE
USE ONLY

Will the Certificate applied for replace or change any existing annuity or life insurance?   / / Yes    / / No

AE Name (Please print)                                                      Phone No. (   )
                      -----------------------------------------------------                --------------------
AE Signature                                                                Branch/AE No.
             --------------------------------------------------------------              ----------------------


NLR433                                                                                            (11/96) 40125

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